SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported): October 30, 1998

                            VISUAL DATA CORPORATION.
                            ------------------------
             (Exact name of registrant as specified in its charter)

  FLORIDA                       0-22948                       65-0420146
---------------               ------------                 --------------
(State or other               (Commission                  (IRS Employer
jurisdiction of               File Number)                 Identification
 incorporation)                                               Number)


                 1291 SW 29 Avenue, Pompano Beach, Florida 33069
                 -----------------------------------------------
                   (Address of executive offices and Zip Code)

Registrant's telephone number, including area code:       (954)917-6655

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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         The Report on Form 8-K/A as filed by Visual Data Corporation (the
"Company") on October 7, 1998 is hereby amended to include the following:

Item 5.  Other Events.

         Mr. Benjamin Swirsky has been a director of the Company since July 1997. Following is updated biographical information for Mr. Swirsky which includes information concerning his relationship with Easy Access, Inc., a publicly-traded company.

         Benjamin Swirsky. Mr. Swirsky has been a member of the Board of Directors since July 1997 and serves on the Audit and Remuneration Committees of the Board of Directors. Mr. Swirsky is the owner of Beswir Properties Inc., an investment capital company. Since June 1998 Mr. Swirsky has been Chairman and CEO of Nextel Group, Inc., a telecommunications company which is a subsidiary of Easy Access, Inc., a publicly-traded company (OTCBB: EZZZ). From June 1993 until January 1998, Mr. Swirsky was President and Chief Executive Officer of Slater Steel, Inc., a publicly traded company listed on the Toronto Stock Exchange
(SSI) with investments in the steel, steel service, forging, pole-line hardware and trucking industries. Mr. Swirsky is also a member of the Board of Directors of the Four Seasons Hotel Corp., a chain of first class hotels located throughout the world, and serves on the Audit, Compensation and Governance committees of the Board. Mr. Swirsky also sits on the Board of Directors of a number of other companies, including (i) PC DOCS Group International Inc., a Canadian publicly-traded company (Nasdaq: DOCSF, TSE: DXX) where he currently serves as Chairman, (ii) CamVec Corp., a Canadian publicly-traded company (CAT.CV), (iii) MigraTEC Inc., a publicly-traded company (Nasdaq: MIGR) where he currently serves as Chairman, (iv) Easy Access, Inc., a publicly traded company listed on the OTC Bulletin Board (OTCBB: EZZZ), in which he is also a principal shareholder, (iv) Commercial Alcohols, Inc., in which he is also a principal shareholder and (v) Bee Line Monorail Systems, Inc.

Item 7.   Financial Statements, Proforma Financial Information and Exhibits.

         (a) Audited Financial Statements of EDnet, Inc.

         The Audited Financial Statements of EDnet, Inc. as filed in the Form 8-K/A on October 7, 1998 are hereby amended to include a replacement Report of Independent Auditor's to correct the Report originally filed which omitted the name of the audit firm as a result of a typographical error. Other than the inclusion of the name of the audit firm, there are no changes in the Report filed herewith from the Report originally filed on October 7, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Visual Data Corporation


Date: October 30, 1998               By: /s/ Randy S. Selman
                                         ---------------------------------------
                                              Randy S. Selman,
                                              President, Chief Executive Officer
                                              and Acting Chief Financial Officer










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
                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors of EDnet, Inc.

We have audited the accompanying consolidated balance sheets of EDnet, Inc. and subsidiaries as of June 30, 1998 and 1997 and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of EDnet, Inc. and subsidiaries as of June 30, 1998 and 1997 and the consolidated results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.



Burr, Pilger & Mayer
San Francisco, California
July 23, 1998


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